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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                   December 1, 2003

                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-10786                  13-3032158
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                 Number)              Identification No.)


702 Spirit 40 Park Drive, Chesterfield, Missouri                   63005
------------------------------------------------                -----------
    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number,
including area code                                  (636) 530-8000

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Item 5. Other Events and Regulation FD Disclosure.

DATE FOR 2004 ANNUAL MEETING OF STOCKHOLDERS; STOCKHOLDER PROPOSALS

         The Company intends to hold its 2004 annual meeting of stockholders on Wednesday, April 28, 2004.

         Our by-laws provide that, in order for a stockholder to nominate a candidate for director at a meeting of stockholders, the stockholder must have given timely notice thereof in writing to our Secretary. If the date of the annual meeting is advanced or delayed by more than 30 days compared to the date of the preceding year's annual meeting, which will be the case in 2004, notice by the stockholder to be timely made must be received not later than the close of business on the later of:

         o        the ninetieth day prior to the meeting, or

         o the tenth day following the date on which the date set for the meeting is first announced publicly.

         Any stockholder filing a notice of nomination must include the information required by our by-laws.

         In order for a stockholder to bring other business before an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to our Secretary within the time limits described above. The notice must include the information required by our by-laws.

         If a stockholder fails to notify us within the time limits described above of an intent to present a nomination or proposal for a stockholder vote at our 2004 annual meeting of stockholder, the Company will declare the nomination or business to be not properly brought before the meeting and, therefore, the nomination will be disregarded or the business will not be transacted. The foregoing requirements are separate from and in addition to the requirements of the Securities and Exchange Commission that a stockholder must meet to have a proposal included in our proxy statement. We must receive stockholder proposals intended to be presented at the 2004 annual meeting by January 29, 2004 in order to be considered for inclusion in our proxy statement relating to such meeting.


Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  See the Index to Exhibits attached hereto.


Item 9. Regulation FD Disclosure.

         On December 1, 2003, the registrant issued a press release announcing the amendment of its bank credit facility debt covenants. The press release is furnished herewith as Exhibit 99.1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INSITUFORM TECHNOLOGIES, INC.


                                 By: /s/ Joseph A. White
                                     ------------------------------------------
                                     Joseph A. White
                                     Vice President and Chief Financial Officer

Date: December 1, 2003

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                                INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit                               Description
-------    ------------------------------------------------------------------
10.1       First Amendment to Credit Agreement dated as of November 26, 2003, among Insituform Technologies, Inc. and the lenders referred to therein and signatories thereto and Bank of America, N.A., in its capacity as a lender and as administrative agent.

99.1       Press release of Insituform Technologies, Inc., dated December 1,
           2003, announcing the amendment of its bank credit facility debt covenants.